                                                                       EXHIBIT 4


                                                                  Execution Copy

================================================================================






                             SONOCO PRODUCTS COMPANY

                                       to

                              THE BANK OF NEW YORK,
                                   as Trustee



                            -------------------------



                          FIRST SUPPLEMENTAL INDENTURE
                            Dated as of June 23, 2004



                          Supplemental to the Indenture
                            dated as of June 15, 1991



                       Establishing a series of Securities
                        designated 5.625% Notes Due 2016







================================================================================

         FIRST SUPPLEMENTAL INDENTURE, dated as of June 23, 2004 (herein called the "First Supplemental Indenture"), between Sonoco Products Company, a corporation duly organized and existing under the laws of the State of South Carolina (hereinafter called the "Company"), and The Bank of New York, successor to Wachovia Bank of North Carolina, National Association, as Trustee under the Original Indenture referred to below (hereinafter called the "Trustee").

                                   WITNESSETH:

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture dated as of June 15, 1991 (hereinafter called the "Original Indenture"), to provide for the issuance from time to time in one or more series of its unsecured debentures, notes, bonds or other evidences of indebtedness (herein called the "Securities"), the form and terms of which are to be established as set forth in Sections 201 and 301 of the Original Indenture;

         WHEREAS, Section 901(7) of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture to, among other things, establish the form and terms of the Securities of any series as permitted in Sections 201 and 301 of the Original Indenture;

         WHEREAS, the Company desires to create a series of the Securities in an aggregate principal amount of $150,000,000 to be designated the "5.625% Notes Due 2016", and all action on the part of the Company necessary to authorize the issuance of the Notes (as hereinafter defined) under the Original Indenture and this First Supplemental Indenture has been duly taken; and

         WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and completed, authenticated and delivered by the Trustee as provided in the Original Indenture and this First Supplemental Indenture, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;

         NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

         That in consideration of the premises and of the acceptance and purchase of the Notes by the holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Notes (as hereinafter defined), as follows:



                                   ARTICLE ONE

                                   DEFINITIONS

         Except to the extent such terms are otherwise defined in this First Supplemental Indenture or the context clearly requires otherwise, all terms used in this First Supplemental Indenture which are defined in the Original Indenture or the form of Initial Note (as hereinafter defined) or Exchange Note (as hereinafter defined) attached hereto as Exhibits A and B, respectively, have the meanings assigned to them therein.

         In addition, as used in this First Supplemental Indenture, the following terms have the following meanings:

         "Commission" means the U.S. Securities and Exchange Commission.

         "Exchange Notes" means the 5.625% Notes Due 2016 to be issued under this First Supplemental Indenture in connection with a Registered Exchange Offer pursuant to the Registration Rights Agreement.

         "Global Note" means a Rule 144A Global Note.

         "Initial Notes" means the 5.625% Notes Due 2016 to be issued under this First Supplemental Indenture on or about the date of this First Supplemental Indenture.

         "Initial Purchasers" means (a) Bank of America Securities LLC, Deutsche Bank Securities Inc., Tokyo-Mitsubishi International plc and Wachovia Capital Markets, LLC, in respect of the Initial Notes and (b) the purchasers of any additional Notes, as the case may be.

         "Issue Date" means the date on which the Initial Notes are originally issued.

         "Notes" means the Initial Notes, the Exchange Notes , the Private Exchange Notes and any other 5.625% Notes Due 2016 issued after the Issue Date in accordance with clause (iii) of Section 2.3 hereof treated as a single series of securities for all purposes, as amended or supplemented from time to time in accordance with the terms of this First Supplemental Indenture and the Original Indenture, that are issued pursuant to this First Supplemental Indenture.

         "Private Exchange" means the offer by the Company, pursuant to the Registration Rights Agreement, to the Initial Purchasers to issue and deliver to the Initial Purchasers, in exchange for the Initial Notes held by the Initial Purchasers as part of their initial distribution, a like aggregate principal amount of Private Exchange Notes.

         "Private Exchange Notes" means the 5.625% Notes Due 2016 to be issued pursuant to this First Supplemental Indenture in connection with a Private Exchange effected pursuant to the Registration Rights Agreement.

         "Registered Exchange Offer" means an offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for the Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

         "Registration Rights Agreement" means (a) the Registration Rights Agreement dated as of June 23, 2004 among the Company and the Initial Purchasers or (b) any registration rights agreement entered into in connection with the issuance of additional Notes following the Issue Date, as the case may be.

         "Resale Restriction Termination Date" means (x) the date which is two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of the issue date of a Restricted Security and the last date on which the Company or any of its "affiliates" (as defined in Rule 144 under the Securities Act) was the owner of such Restricted Security) (or any predecessor thereto); or (y) such later date, if any, as may be required by applicable law.

         "Restricted Securities" has the meaning given to such term in Section 2.7(a) hereof.

         "Rule 144A" means Rule 144A under the Securities Act, as may be amended and in effect from time to time, and any successor rules.

         "Rule 144A Global Note" means the one or more Initial Notes or Private Exchange Notes deposited with a custodian for, and registered in the name of a nominee of, the Depositary, interests in which will be held for the benefit of purchasers of Initial Notes or Private Exchange Notes who are "qualified institutional buyers" as defined in Rule 144A.

         "Shelf Registration Statement" means the registration statement filed by the Company with the Commission in connection with the offer and sale of Notes (other than Exchange Notes) on a continuous basis under Rule 415 of the Securities Act pursuant to the Registration Rights Agreement.

         "Transfer Restricted Notes" means Notes that bear or are required to bear one or more of the legends set forth in Section 2.6 hereof.



                                   ARTICLE TWO

                 TERMS AND ISSUANCE OF THE 5.625% NOTES DUE 2016

         Section 2.1. Issue of Notes. A series of Securities which shall be designated the "5.625% Notes Due 2016" shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of, the Original Indenture, as amended, and this First Supplemental Indenture (including the form of Initial Notes and Exchange Notes set forth hereto as Exhibits A and B, respectively). The aggregate principal amount of the Notes which may be authenticated and delivered under this First Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, initially exceed $150,000,000; provided that the Company may from time to time or at any time, without the consent of the Holders of the Notes, issue additional Notes, which additional Notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Notes.

         Section 2.2. Form of Notes; Incorporation of Terms. The Initial Notes, the Private Exchange Notes and any additional Notes issued in transactions exempt from registration under the Securities Act shall be substantially in the form of Exhibit A attached hereto and the Exchange Notes shall be substantially in the form of Exhibit B attached hereto. The Notes may have such notations, legends or endorsements approved as to form by the Company and required, as applicable, by law, stock exchange or depository rule, agreements to which the Company is subject and/or usage. The terms of the Notes set forth in Exhibit A and Exhibit B are herein incorporated by reference and are part of the terms of this First Supplemental Indenture.

         Section 2.3. Execution and Authentication. The Trustee, upon a Company Order and pursuant to the terms of the Original Indenture and this First Supplemental Indenture, shall authenticate and deliver (i) Initial Notes for original issue in an initial aggregate principal amount of $150,000,000, (ii) Exchange Notes or Private Exchange Notes for issue only in a Registered Exchange Offer or a Private Exchange, respectively, pursuant to the Registration Rights Agreement, for a like principal amount of Initial Notes and (iii) additional Notes for original issue after the Issue Date in the amounts specified by the Company. Such Company Order shall specify the amount of the Notes to be authenticated, the date on which the original issue of Notes is to be authenticated, whether the Notes are to be Initial Notes, Private Exchange Notes, Exchange Notes or Notes issued pursuant to clause (iii) above, and the aggregate principal amount of Notes outstanding on the date of authentication. All of the Notes issued under the Original Indenture and this First Supplemental Indenture shall be treated as a single series for all purposes under the Original Indenture and this First Supplemental Indenture, including, without limitation, waivers, amendments, and offers to purchase.

         Section 2.4. Depositary for Global Securities. The Depositary for the Securities of the series of which the Notes are a part shall be The Depository Trust Company in the City of New York.

         Section 2.5. Place of Payment. The Place of Payment in respect of the Notes will be at the principal office or agency of the Company in the City of New York, State of New York or at the office or place of business of the Trustee or its successor in trust under the Original Indenture, which, at the date hereof, is located at [Trustee's address].

         Section 2.6. Legends.

         (a) Except as permitted by the following paragraphs (b) and (c), each Note certificate for Notes that are Restricted Securities shall bear a legend in substantially the following form:

         "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT: (A) PRIOR TO: (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE ISSUE DATE OF THE NOTES AND THE LAST DATE ON WHICH WE OR ANY OF OUR "AFFILIATES" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) WAS THE OWNER OF SUCH NOTES (OR ANY PREDECESSOR THERETO); OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE"), SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) (a) TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE

144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (ii) TO THE COMPANY, OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

         THE HOLDER OF THIS SECURITY IS SUBJECT TO, AND ENTITLED TO THE BENEFITS OF, THE REGISTRATION RIGHTS AGREEMENT DATED JUNE 23, 2004, AMONG THE COMPANY AND THE OTHER PARTIES REFERRED TO THEREIN."

         (b) Upon any sale or transfer of a Transfer Restricted Note pursuant to Rule 144 under the Securities Act, the Depositary shall, subject to approval by the Company and the provisions of Section 305 of the Original Indenture, permit the Holder thereof to request the issuance of a Global Note that does not bear one or more of the legends set forth above and rescind any restrictions on the transfer of such Transfer Restricted Note, if the sale or exchange was made in reliance on Rule 144 and the Holder certifies to that effect in writing to the Depositary.

         (c) After a transfer of any Initial Notes or Private Exchange Notes pursuant to and during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Notes or Private Exchange Notes, as the case may be, all requirements pertaining to legends on such Initial Note or such Private Exchange Note shall cease to apply, and a global Initial Note or Private Exchange Note without legends shall be available (subject to Section 305 of the Original Indenture) to the transferee of the Holder of such Initial Notes or Private Exchange Notes or upon receipt of directions to transfer such Holder's interest in a global Initial Note or Private Exchange Note, as applicable.

         (d) Upon the completion of a Registered Exchange Offer with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Exchange Notes in exchange for their Initial Notes, all requirements pertaining to such Initial Notes that Initial Notes issued to certain Holders be issued in global form shall still apply and Initial Notes in global form with one or more of the legends set forth in Exhibit A shall be available to Holders of such Initial Notes that do not exchange their Initial Notes, and Exchange Notes in global form shall be available (subject to Section 305 of the Original Indenture) to Holders that exchange such Initial Notes in such Registered Exchange Offer.

         (e) Upon the completion of a Private Exchange with respect to the Initial Notes pursuant to which Holders of such Initial Notes are offered Private Exchange Notes in exchange for their Initial Notes, all requirements pertaining to such Initial Notes that Initial Notes issued to certain Holders be issued in global form shall still apply, and Private Exchange Notes in global form with one or more of the legends set forth in Exhibit A shall be available to Holders that exchange such Initial Notes in such Private Exchange.

         Section 2.7. Restrictions on Transfer and Exchange of Initial Notes.

         (a) All Rule 144A Global Notes and all beneficial interests in one or more Rule 144A Global Notes shall be restricted securities (within the meaning of Rule 144 under the Securities Act; hereinafter, collectively, "Restricted Securities") and shall be subject to the restrictions on transfer provided in the legend set forth in Section 2.6(a) hereof. The Holder of each Restricted Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer. All Restricted Securities shall bear the legend set forth in Section 2.6(a).

         (b) Unless and until an Initial Note is exchanged for an Exchange Note in connection with an effective Exchange Offer Registration Statement or a Shelf Registration Statement is declared effective with respect to such Initial Notes and an Initial Note is sold pursuant to the plan of distribution thereunder, the following provisions shall apply:

                  (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Global Note may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions in the applicable legends.

                  (ii) Transfer of Beneficial Interests in a Global Note to Another Global Note. A beneficial interest in any Global Note may be transferred to a person who takes delivery thereof in the form of a beneficial interest in another Global Note if the transfer complies with the requirements of the applicable procedures of The Depository Trust Company and the transferor delivers to the Trustee a certificate in the form of Exhibit C hereto.

                                  ARTICLE THREE

                                  MISCELLANEOUS

         Section 4.1. Execution as Supplemental Indenture. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof.

         Section 4.2. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof, or with a provision of the Original Indenture, which is required to be included in this First Supplemental Indenture, or in the Original Indenture, respectively, by any of the provisions of the Trust Indenture Act, such required provision shall control.

         Section 4.3. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         Section 4.4. Successors and Assigns. All covenants and agreements by the Company in this First Supplemental Indenture shall bind its successors and assigns, whether so expressed or not.

         Section 4.5. Separability Clause. In case any provision in this First Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 4.6. Benefits of First Supplemental Indenture. Nothing in this First Supplemental Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

         Section 4.7. Execution and Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 4.8. Governing Law. This First Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

(CORPORATE SEAL)

                                                     SONOCO PRODUCTS COMPANY


                                                     By
                                                         -----------------------
                                                         Name:
                                                         Title:



                                                     Attest:


                                                     By
                                                         -----------------------
                                                         Name:
                                                         Title:




(SEAL)                                               THE BANK OF NEW YORK,
                                                     As Trustee


                                                     By:
                                                         -----------------------
                                                         Name:
                                                         Title:



                                                     Attest:


                                                     By:
                                                         -----------------------
                                                         Name:
                                                         Title:

STATE OF    ____________   )
                           )
COUNTY OF   ____________   )



         On this ___ day of _________________, 2004, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he is a ______________ of Sonoco Products Company, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                                    ----------------------------



STATE OF    ____________   )
                           )
COUNTY OF   ____________   )



         On this ___ day of _________________, 2004, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he is a ______________ of The Bank of New York, a New York banking organization described in and which executed the foregoing instrument; that he knows the seal of said organization; that the seal affixed to said instrument is such organization seal; that it was so affixed by authority of the Board of Directors of said organization, and that he signed his name thereto by like authority.


                                                    ----------------------------

                                                                       EXHIBIT A


                         [FORM OF FACE OF INITIAL NOTES]

         [IF THE SECURITY IS TO BE A GLOBAL SECURITY, INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

         [IF A RESTRICTED SECURITY, INSERT -- THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT: (A) PRIOR TO: (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE ISSUE DATE OF THE NOTES AND THE LAST DATE ON WHICH WE OR ANY OF OUR "AFFILIATES" (AS DEFINED IN RULE 144 UNDER THE

SECURITIES ACT) WAS THE OWNER OF SUCH NOTES (OR ANY PREDECESSOR THERETO); OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE"), SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) (a) TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (ii) TO THE COMPANY, OR
(iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.

THE HOLDER OF THIS SECURITY IS SUBJECT TO, AND ENTITLED TO THE BENEFITS OF, THE REGISTRATION RIGHTS AGREEMENT DATED JUNE 23, 2004, AMONG THE COMPANY AND THE OTHER PARTIES REFERRED TO THEREIN.





                             SONOCO PRODUCTS COMPANY


                              5.625% NOTES DUE 2016

                                                                         $______

NO. ________                                             CUSIP _________________

         SONOCO PRODUCTS COMPANY, a corporation duly organized and existing under the laws of the State of South Carolina (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________, or registered assigns, the principal sum of ______________ Dollars on June 15, 2016, and to pay interest thereon from June 23, 2004, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, commencing December 15, 2004, at the rate of 5.625% per annum, until the principal hereof is paid or made available for payment (assuming a 360-day year consisting of twelve 30-day months). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture; provided, however, that if (i) a registration statement (the "Exchange Offer Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), registering a security substantially identical to this Security (except that such Security will not contain terms with respect to the Additional Interest payments described below or legends reflecting transfer restrictions) pursuant to an exchange offer (the "Exchange Offer") has not been filed or has not been declared effective on or before the date on which such registration statement is required to be filed or is required to become or be declared effective pursuant to the Registration Rights Agreement dated as of June 23, 2004 (the "Registration Rights Agreement"), among the Company and the other parties referred to therein, or, if required, a registration statement registering this Security for resale (a "Shelf Registration Statement") has not been filed or has not become or been declared effective on or before the date on which such registration statement is required to become or be declared effective pursuant to the Registration Rights Agreement, or (ii) the Exchange Offer has not been completed on or before the date on which such Exchange Offer is required to be completed pursuant to the Registration Rights Agreement in each case in Clauses
(i) and (ii) upon the terms and conditions set forth in the Registration Rights Agreement (each such event referred to in clauses (i) through (ii) above, a "Registration Default"), the interest rate borne by the Securities shall be increased ("Additional Interest") by one-quarter of one percent (0.25%) per annum, which interest shall accrue (in addition to any stated interest on the Securities) from and including the date on which a Registration Default occurs to but excluding the first date (the "Step-Down Date") that no Registration Default exists, which rate will increase by one quarter of one percent (0.25%) at the beginning of each succeeding 90-day period (or portion thereof) that such Additional Interest continues to accrue under any such circumstance; provided, however, that the maximum aggregate increase in the interest rate will in no event exceed one percent (1%) per annum, and provided further, that no Additional Interest shall be payable, and Additional Interest shall cease to be payable, in accordance with the terms of the Registration Rights Agreement. If the Shelf Registration Statement is declared effective but becomes unusable for any reason, then the interest rate borne by the Securities shall be increased under the circumstances described in the Registration Rights Agreement. Upon the Shelf Registration Statement once again becoming usable, the interest rate borne by the Securities will be reduced to the original interest rate. Accrued Additional Interest, if any, shall be paid semi-annually on June 15 and December 15 in each year, and the amount of accrued Additional Interest shall be determined on the basis of the number of days during which such Registration Default is in effect. The Company shall provide the Trustee with written notice of the date of any Registration Default and the Step-Down Date. Any accrued and unpaid interest (including Additional Interest, if any) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Additional Interest, if any) shall be payable to the Holder of such Exchange Security with the next Interest Payment for such Exchange Security.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or by wire transfer to the Person entitled thereto.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                                SONOCO PRODUCTS COMPANY

                                                By:   __________________________

Attest:                                               Name:

                                                      Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                                The Bank of New York, As Trustee


Date:                                           By:   __________________________
                                                      Authorized Officer

                       [FORM OF REVERSE OF INITIAL NOTES]

                             SONOCO PRODUCTS COMPANY

                              5.625% Notes due 2016

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of June 15, 1991, as supplemented by a First Supplemental Indenture, dated as of June 23, 2004 (as so supplemented, herein called the "Indenture"), between the Company and The Bank of New York, as successor Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, which series is initially limited in aggregate principal amount to $150,000,000; provided that the Company may from time to time or at any time, without the consent of Holders of the Securities of this series, issue additional Notes. Such additional Notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Notes.

         The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, in whole or in part, at any time at the election of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities, or (ii) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest on the Securities (not including any portion of those payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis assuming a 360 day year consisting of twelve 30 day months at the Treasury Rate (as defined below) plus 15 basis points plus, in each case, accrued and unpaid interest on the Securities to the redemption date.

         "Treasury Rate" means, with respect to any redemption date, the annual rate equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of a selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

         "Comparable Treasury Price" means, with respect to any redemption date,
(i) the average of at least three Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of five or more Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than five Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so obtained.

         "Reference Treasury Dealer" means (i) each of Banc of America Securities LLC and Deutsche Bank Securities Inc. and their respective successors; however, if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding the redemption date.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

         In the case of a partial redemption, selection of the Securities for redemption will be made pro rata, by lot or such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $1,000 or less will be redeemed in part. Notice of any redemption will be mailed by first class mail at least 30 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed at its registered address. If any Securities are to be redeemed in part only, the notice of redemption that relates to the Securities will state the portion of the Securities to be redeemed. New Securities in principal amounts of $1,000 equal to the unredeemed portion of the Securities will be issued in the name of the holder of the Securities upon surrender for cancellation of the original Securities. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Securities or the portions of the Securities called for redemption.

         Unless the context otherwise requires, the Initial Notes (as defined in the Indenture) and the Exchange Notes (as defined in the Indenture) of the same series shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions, set forth therein, which provisions apply to the Securities of this series.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         The Securities of this series are not subject to any sinking fund.

         The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York.

         All capitalized terms used but not defined in this Security shall have the meanings assigned to them in the Indenture.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

                                                                       EXHIBIT B


                        [FORM OF FACE OF EXCHANGE NOTES]

         [IF THE SECURITY IS TO BE A GLOBAL SECURITY, INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS SECURITY IS A GLOBAL SECURITY AS REFERRED TO IN THE INDENTURE HEREINAFTER REFERENCED AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]


                             SONOCO PRODUCTS COMPANY
                              5.625% NOTES DUE 2016

                                                             $ _________________
NO. ________                                             CUSIP _________________

         SONOCO PRODUCTS COMPANY, a corporation duly organized and existing under the laws of the State of South Carolina (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________, or registered assigns, the principal sum of ______________ Dollars on June 15, 2016, and to pay interest thereon from June 23, 2004, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, commencing December 15, 2004, at the rate of 5.625% per annum, until the principal hereof is paid or made available for payment (assuming a 360-day year consisting of twelve 30-day months). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or

December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or by wire transfer to the Person entitled thereto.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
                                                SONOCO PRODUCTS COMPANY


                                                By:   __________________________
Attest:                                               Name:
                                                      Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                The Bank of New York, As Trustee

Date:                                           By:   __________________________
                                                      Authorized Officer

                       [FORM OF REVERSE OF EXCHANGE NOTES]

                             SONOCO PRODUCTS COMPANY

                              5.625% Notes due 2016

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of June 15, 1991, as supplemented by a First Supplemental Indenture, dated as of June 23, 2004 (as so supplemented, herein called the "Indenture"), between the Company and The Bank of New York, as successor Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, which series is initially limited in aggregate principal amount to $150,000,000; provided that the Company may from time to time or at any time, without the consent of Holders of the Securities of this series, issue additional Notes. Such additional Notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Notes.

         The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, in whole or in part, at any time at the election of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities, or (ii) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest on the Securities (not including any portion of those payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis assuming a 360 day year consisting of twelve 30 day months at the Treasury Rate (as defined below) plus 15 basis points plus, in each case, accrued and unpaid interest on the Securities to the redemption date.

         "Treasury Rate" means, with respect to any redemption date, the annual rate equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of a selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

         "Comparable Treasury Price" means, with respect to any redemption date,
(i) the average of at least three Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of five or more Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than five Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so obtained.

         "Reference Treasury Dealer" means (i) each of Banc of America Securities LLC and Deutsche Bank Securities Inc. and their respective successors; however, if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding the redemption date.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

         In the case of a partial redemption, selection of the Securities for redemption will be made pro rata, by lot or such other method as the Trustee in its sole discretion deems appropriate and fair. No Securities of a principal amount of $1,000 or less will be redeemed in part. Notice of any redemption will be mailed by first class mail at least 30 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed at its registered address. If any Securities are to be redeemed in part only, the notice of redemption that relates to the Securities will state the portion of the Securities to be redeemed. New Securities in principal amounts of $1,000 equal to the unredeemed portion of the Securities will be issued in the name of the holder of the Securities upon surrender for cancellation of the original Securities. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Securities or the portions of the Securities called for redemption.

         Unless the context otherwise requires, the Initial Notes (as defined in the Indenture) and the Exchange Notes (as defined in the Indenture) of the same series shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness on this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions, set forth therein, which provisions apply to the Securities of this series.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         The Securities of this series are not subject to any sinking fund.

         The Securities of this series shall be governed by and construed in accordance with the laws of the State of New York.

         All capitalized terms used but not defined in this Security shall have the meanings assigned to them in the Indenture.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

                                                                       EXHIBIT C

              [Form of Restricted Securities Transfer Certificate]

                     CERTIFICATE TO SUNOCO PRODUCTS COMPANY
                                   AND TRUSTEE

                              5.625% NOTES DUE 2016

         With respect to U.S. $____________ principal amount of the above-captioned securities presented or surrendered on the date hereof (the "Surrendered Notes") for registration of transfer, or for exchange where the securities issuable upon such exchange are to be registered in a name other than that of the undersigned Holder (each such transaction being a "transfer"), as of the date hereof the undersigned Holder (as defined in the Indenture) of the Surrendered Notes represents and certifies for the benefit of Sonoco Products Company (the "Company") and The Bank of New York, successor trustee, as trustee, (the "Trustee") that the transfer of Surrendered Notes associated with such transfer complies with the restrictive legends set forth on the face of the Surrendered Notes for the reason checked below:

1. [ ] The Surrendered Notes are being transferred to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) (a "QIB") that purchases for its own account or for the account of one or more QIBs to whom notice has been given that the resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act; or

2. [ ] The transfer of the Surrendered Notes complies with Rule 144 under the Securities Act;* or

3. [ ]   The Surrendered Notes are being transferred to the Company; or

4. [ ] The Surrendered Notes are being transferred pursuant to an effective registration statement; or

5. [ ] The Surrendered Notes are being transferred pursuant to an incompliance with Regulation S under the Securities Act.*

Capitalized terms used herein, but not defined herein, shall have the meaning assigned to such terms in the Indenture dated as of June 15, 1991, between the Company and The Bank of New York, successor trustee, as trustee (the "Trustee"), as amended by the First Supplemental Indenture dated as of June 23, 2004 (the "First Supplemental Indenture") between the Company and the Trustee (the "Indenture").

-----------

* These transfers may require an opinion of counsel.

                                                 ______________________________
                                                 [Name of Holder]
Dated:  __________, ____

[To be dated the date of presentation or surrender]
---------------------------------------------------


TO BE COMPLETED BY TRANSFEROR IF (1) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

__________________________________
Dated:












                                      C-2